Remuneration of key management personnel	12 Months Ended
Dec. 31, 2025
Remuneration of key management personnel
Remuneration of key management personnel

28.   Remuneration of key management personnel

The remuneration of the key management personnel (12 employees for the year ended December 31, 2025 and 14 employees for the years ended December 31, 2024 and 2023 respectively), which comprises the Company’s management committee, during the years ended December 31 is as follows:

	2025	2024	2023
	US$'000	US$'000	US$'000
Fixed remuneration	6,219	5,889	5,894
Variable remuneration	3,061	4,898	4,492
Contributions to pension plans and insurance policies	281	321	299
Share-based compensation	1,504	3,939	7,402
Termination benefits	—	281	262
Other remuneration	19	19	18
Total	11,084	15,347	18,367

During 2025, 2024 and 2023, no loans and advances have been granted to key management personnel.